EXHIBIT 10.8
                         AMENDMENT TO HOSTING AGREEMENT
                         ------------------------------


This Amendment to the Hosting Agreement (the "Amendment") is made and entered into on this 3rd day of March, 2004, by and between BHC, Inc., a Delaware corporation (the "Company") and 51st State Systems Inc., a corporation organized under the laws of British Columbia ("51st State").

RECITALS.
---------

A. The parties described above entered into a Hosting Agreement on the 6th day of December, 2002, a copy of which is attached hereto and made a part hereof as Exhibit A (the "Hosting Agreement").

B. The parties have elected to extend the term of the Hosting Agreement and have elected to reduce the amendment to writing.

     Now, therefore in consideration of the mutual covenants contained herein and other good and viable consideration the receipt and sufficiency of which is hereby acknowledged, each of the parties agrees as follows:

     Amendement  of  Hosting  Agreement.  Section 1.8 is hereby amended so as to
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read  in  its  entirety  as  follows:

"The  51st  State  tasks under the Transaction Document are described in section
1.4 "51st State Responsibilities". 51st State will begin work on these tasks upon receipt of this signed Transaction Document.

The initial term of the Transaction Document commences at the start of Task 1-Implementation and ends on December 5, 2005. Thereafter, this Transaction Document shall automatically renew for additional twelve (12) month periods unless either party notifies the other with 30 days notice that it wishes to terminate the Transaction Document.

In the event of any termination, there will no reduction of any One-Time Charges which are payable when due."

     Entire  Agreement.  This  Amendment  constitutes the entire agreement among
     -----------------
the parties. No provision hereof may be amended, modified or waived except in writing, executed by all parties hereto. This Amendment supercedes all prior negotiations, representations and agreements made by and among the parties with respect to the subject matter referred to above. The illegality of any provision of this Amendment shall not render any other provision hereof illegal or otherwise affect the enforceability of this Amendment.

     Binding Effect; Benefits.  This Amendment shall inure to the benefit of and
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shall  be  binding  upon  the  parties  hereto  and  their  respective  heirs, administrators,  executors,  successors  and permitted assigns.  Nothing in this


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Amendment,  express  or  implied, is intended to confer on any person other than the parties hereto or their respective heirs, administrators, executors, successors and permitted assigns, any rights, remedies, obligations or liabilities.

     Governing  Law  and  Jurisdiction.  This  Amendment shall be deemed to be a
     ---------------------------------
contract made under the laws of the State of New York, and for all purposes shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be made and performed entirely within the state and no defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding herein, unless such defense is also given or allowed by the laws of the State of New York and not waived hereby. The courts of the State of New York shall have exclusive jurisdiction over all controversies or disputes relating to or arising out of this Amendment, including without limitation, with respect to the interpretation, performance or breach of this Amendment. The parties consent to personal jurisdiction in the courts of such State and agree that process may be served upon them in any such action by prepaid air courier with simultaneous notice to such parties' counsel herein named, at the address set forth herein or on the signature page hereto, or in any other manner permitted by New York law.

     Headings.  Headings  in  this Amendment are for reference purposes only and
     --------
shall  not  be  deemed  to  have  any  substantive  effect.

     Counterparts.  This  Amendment  may  be  executed  in  any  number  of
     ------------
counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument.

     Facsimile  Signatures.  This  Amendment may be signed by facsimile copy and
     ---------------------
shall  be  valid  and  binding  upon  delivery  by  facsimile  of a signed copy.

                     [SIGNATURE PAGE TO IMMEDIATELY FOLLOW]


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IN  WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date  first  above  written.

                                                        BHC, Inc.


                                                        By: /s/ Scott G. Roix
                                                            --------------------
                                                        Name: Scott G. Roix
                                                        Title: President


                                                        51st State Systems, Inc.

                                                        By: /s/ Scott G. Roix
                                                            --------------------
                                                        Name: Matt Sebal
                                                        Title: President


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